Exhibit 99.1

Atomera Provides Second Quarter 2020 Results

LOS GATOS, Calif. — Aug. 5, 2020 — Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the second quarter ended June 30, 2020.

Company Highlights

•	Grew to a record 17 customer engagements in Phase 3
•	Validated Atomera’s breakthrough MST-SP results on customer silicon
•	Completed $10 million public offering of common stock

Management Commentary

“We are very pleased to continue making significant technical progress toward license agreements with large semiconductor manufacturers. Despite some minor slowdowns due to the pandemic, we have strengthened our overall pipeline by adding a 17th customer engagement to the critical Phase 3 of our engagement cycle,” said Scott Bibaud, President and CEO. “With recent promising results of our MST-SP technology on customer silicon, we are increasingly optimistic that adoption in 5 volt power and analog chips is closer than ever.”

Second Quarter 2020 Financial Results

During the second quarter of 2020, revenue was $0, compared with $70,000 in the second quarter of 2019. The Company incurred a net loss of $3.8 million, or ($0.21) per basic and diluted share, in the second quarter of 2020, compared to a net loss of $3.6 million, or ($0.24) per basic and diluted share, for the second quarter of 2019. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2020 was a loss of $3.0 million compared to an adjusted EBITDA loss of $2.9 million in the second quarter of 2019.

The Company had $18.0 million in cash and cash equivalents as of June 30, 2020, compared to $14.9 million as of December 31, 2019.

The total number of shares outstanding was 19.8 million as of June 30, 2020.

Second Quarter 2020 Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Wednesday, Aug. 5, 2020

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at www.atomera.com

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until August 12, 2020; (855) 859-2056 (domestic); +1(404) 537-3406 (international); passcode 9216988.

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stockbased compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ ("MST®"), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nanoscaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forwardlooking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forwardlooking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, ST Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) impact of the coronavirus pandemic on our customers, partners, internal operations and market conditions, including our ability to access financial markets on favorable terms, (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement filed pursuant to Rule 424(b)(5) with the SEC on May 13, 2020. We caution readers not to place undue reliance on any forwardlooking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	June 30,	December 31,
	2020	2019
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$17,965	$14,871
Prepaid expenses and other current assets	255	132
Total current assets	18,220	15,003

Property and equipment, net	53	63
Operating lease right-of-use asset	89	161
Long-term prepaid rent	450	–
Security deposit	13	13

Total assets	$18,825	$15,240

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$586	$315
Accrued expenses	178	145
Accrued payroll related expenses	405	819
Current operating lease liability	78	152
Deferred revenue	–	37

Total liabilities	1,247	1,468

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at June 30, 2020 and December 31, 2019.	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 19,826 and 17,117 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively.	20	17
Additional paid-in capital	160,244	149,017
Accumulated deficit	(142,686)	(135,262)
Total stockholders’ equity	17,578	13,772

Total liabilities and stockholders’ equity	$18,825	$15,240

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months ended June 30,		Six Months ended June 30,
	2020	2019	2020	2019
Revenue	$–	$70	$62	$141
Cost of revenue	–	(20)	(13)	(20)
Gross margin	–	50	49	121

Operating expenses
Research and development	2,086	2,057	4,148	4.184
General and administrative	1,480	1,488	2,925	2,809
Selling and marketing	215	225	440	472
Total operating expenses	3,781	3,770	7,513	7,465

Loss from operations	(3,781)	(3,720)	(7,464)	(7,344)

Other income
Interest income	2	86	40	176
Total other income	2	86	40	176

Net loss	$(3,779)	$(3,634)	$(7,424)	$(7,168)
Net loss per common share, basic and diluted	$(0.21)	$(0.24)	$(0.43)	$(0.47)

Weighted average number of common shares outstanding, basic and diluted	17,975	15,423	17,367	15,104

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Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30,
	2020	2019	2020	2019
Net loss (GAAP)	$(3,779)	$(3,634)	$(7,424)	$(7,168)
Add (subtract) the following items:
Interest income	(2)	(86)	(40)	(176)
Depreciation and amortization	11	11	21	21
Warrant modification	–	–	139	–
Stock-based compensation	766	788	1,395	1,482
Adjusted EBITDA (non-GAAP)	$(3,004)	$(2,921)	$(5,909)	$(5,841)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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